UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 27, 2017

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point

                        Kirkland, WA 98033

(Address of principal executive offices and zip code)

                              (866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2017, GrowLife, Inc., a Delaware corporation (the “Company”), announced that Logic Works LLC converted principal and interest of $297,505 into 82,640,392 shares of our common stock. As of February 28, 2017, the outstanding balance on the Convertible Note was $39,251.

This issuance along with other issuances and debt conversions increased the shares outstanding of the Company’s common stock to 1,828,692,541 shares as of February 28, 2017.

In making the above sales without registration, we relied upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: March 17, 2017	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer